Exhibit 32.2
CERTIFICATION OF INTERIM PRINCIPAL FINANCIAL OFFICER
PURSUANT TO RULE 13a-14(a)/15d-14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Airbee Wireless, Inc. (the “Company”) on Form 10-Q/A for the fiscal quarter ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Eugene Sharer, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ E. Eugene Sharer
E. Eugene Sharer
Interim Principal Financial Officer

November 19, 2008